Asset Impairment	9 Months Ended
Sep. 30, 2014
Asset Impairment
Asset Impairment

10. Asset Impairment

        Management evaluates quarterly the need to perform a recoverability assessment of held for use aircraft considering the requirements under GAAP and performs this assessment at least annually for all aircraft in our fleet. Recoverability assessments are performed whenever events or changes in circumstances indicate that the carrying amount of our aircraft may not be recoverable. Some of these events or changes in circumstances may include potential disposals of aircraft (sales or part-outs), changes in contracted lease terms, changes in the lease status of an aircraft (leased, re-leased, or not subject to lease), repossessions of aircraft, changes in portfolio strategies, changes in demand for a particular aircraft type and changes in economic and market circumstances. Economic and market circumstances include the risk factors affecting the airline industry. Any of these events would be considered when it occurs before the financial statements are issued, including lessee bankruptcies occurring subsequent to the balance sheet date.

        We periodically dispose of aircraft from our fleet held for use prior to the conclusion of their economic useful life through either a sale or part-out. As part of the recoverability assessment of our fleet, management assesses potential transactions and the likelihood that each individual aircraft will continue to be held for use as part of our leased fleet or if the aircraft will be disposed of through either a sale or part-out. If management determines that it is more likely than not that an aircraft will be disposed of through either a sale or part-out as a result of a potential transaction, a recoverability assessment is performed by comparing the carrying amount of the aircraft to the estimated future undiscounted cash flows expected to be generated by the aircraft. If the future undiscounted cash flows are less than the aircraft carrying amount, the aircraft is impaired and is re-measured to fair value in accordance with our Fair Value Policy. See Note 18—Fair Value Measurements. The difference between the fair value and the carrying amount of the aircraft is recognized as an impairment loss or fair value adjustment in our Condensed, Consolidated Statements of Operations. Further, if the aircraft meets the criteria to be classified as Flight equipment held for sale, we will reclassify the aircraft from Flight equipment into Flight equipment held for sale (subsequent to recording any necessary impairment charges or fair value adjustments).

        Successor recorded impairments of $1.6 million for the three months ended September 30, 2014, related to two engines and one airframe, and $1.9 million for the period beginning February 5, 2014 and ending September 30, 2014, related to three engines and one airframe, each of which were parted-out subsequent to the AerCap Transaction.

        In connection with the recoverability assessment in the third quarter of 2013, Predecessor concluded that the net book values of certain four-engine widebody aircraft in its fleet were no longer supportable based upon the latest cash flow estimates because the estimated holding periods were not likely to be as long as previously anticipated. The increasing number of aircraft operators looking to completely or partially replace their Airbus A340s and Boeing 747s was expected to increase the available supply of these aircraft types and diminish future lease placement opportunities. Sustained high fuel prices, the introduction of more fuel-efficient aircraft, and the success of competing aircraft models have resulted in a shrinking operator base for these aircraft types. Approximately $1.0 billion of the impairment charges on flight equipment held for use recorded during the three and nine months ended September 30, 2013 resulted from this recoverability assessment and is included in the table below.

        The following table reflects total impairment charges and fair value adjustments on flight equipment for the respective Predecessor periods:

	Predecessor
	Period beginning January 1, 2014 and ending May 13, 2014				Three Months Ended September 30, 2013			Nine Months Ended September 30, 2013
	Aircraft Impaired or Adjusted		Impairment Charges and Fair Value Adjustments		Aircraft Impaired or Adjusted	Impairment Charges and Fair Value Adjustments		Aircraft Impaired or Adjusted		Impairment Charges and Fair Value Adjustments
	(Dollars in millions)
Impairment charges on flight equipment held for use	—		$—		36	$1,104.6		40		$1,139.8
Impairment charges and fair value adjustments on aircraft likely to be sold or sold (including sales-type leases)	3		21.2		3	8.5		18		87.3	(a)
Impairment charges on aircraft intended to be or designated for part-out	9	(b)	28.0	(c)	6	49.0	(d)	19	(e)	97.8	(c)

Total impairment charges and fair value adjustments on flight equipment	12		$49.2		45	$1,162.1		77		$1,324.9

(a)
Includes charges relating to 11 aircraft that met the criteria to be classified as Flight equipment held for sale, and were reclassified into Flight equipment held for sale. During the nine months ended September 30, 2013, 10 of these aircraft were sold to a third party.

(b)
Four of the nine aircraft were impaired twice during the period beginning January 1, 2014 and ending May 13, 2014.

(c)
Includes charges relating to four engines for the period beginning January 1, 2014 and ending May 13, 2014, and six engines for the nine months ended September 30, 2013.

(d)
Includes charges relating to two engines for the three months ended September 30, 2013.

(e)
One of the 19 aircraft was impaired twice during the nine months ended September 30, 2013.